Motexafin Gadolinium (MGd) Combined with Prompt Whole Brain Radiation Therapy Prolongs Time to Neurologic Progression in Non-Small Cell Lung Cancer Patients with Brain Metastases: Results of a Phase 3 Trial

M. P. Mehta, R. Gervais, P. Chabot, W. R. Shapiro,
R. A. Patchell, M. J. Glantz, L. Recht, S. Phan, J. A. Smith,
M. F. Renschler
for
SMART trial Investigators

Rationale: Delayed Time to Neurologic Progression in Lung Cancer Subset in Prior Phase III Trial


N = 251
p = 0.048
HR = 0.61
Median =
not reached
vs. 7.4 mo.
Proportion Progression Free
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
XCYTRIN
Control
D0 D28 M2 M3 M4 M5 M6 M9 M12 M15 M18 M21
Time Since Randomization

- Consistent benefit seen in lung cancer (N=251/401)
  - Time to neurologic progression by blinded Events Review Committee (p=0.048)
  - Time to neurologic progression by investigator (p=0.025)
  - Time to neurocognitive progression (p=0.062)
  - Reduction in death from brain metastases (p=0.037)

Mehta, et al. *J Clin Oncol* 21:2529, 2003
Meyers, et al. *J Clin Oncol* 22:157, 2004

Study Design


NSCLC with Brain Metastases N=550
Whole Brain Radiation Therapy (WBRT)
30 Gy in 10 Fractions
WBRT + Motexafin Gadolinium, 5 mg/kg/d x 10 d

- Stratification:
  - KPS (70-80 vs. 90-100)
  - Age (≤ 65 yrs vs. >65 yrs)
  - Center

Major Eligibility Criteria

- Inclusion
  - Brain metastases from non-small cell lung cancer
  - KPS score of ≥ 70
- Exclusion
  - Liver metastases
  - Extracranial mets in 2 or more organs
  - Prior WBRT
  - Prior radiosurgery for brain mets
    - » Unless 1 treatment to ≤ 3 lesions
  - Prior total resection of single brain metastasis

Endpoints

- Primary
  - Time to neurologic progression or death with evidence of neurologic progression as determined by a blinded, centralized Events Review Committee (ERC)
- Secondary
  - Time to neurologic progression, as determined by the investigator
  - Time to neurocognitive progression
  - Survival

Assessments

- Visit schedule: monthly x 8, then q 2 months
- Standardized Neurologic Examination
- Standardized neurocognitive testing using a battery of validated tests assessing
  - Memory
  - Verbal Fluency
  - Executive function
- Neurologic symptoms

Time to Neurologic Progression Endpoint

- ERC evaluated blinded data centrally
- Endpoint measured major decline in neurologic function, based on prespecified events, e.g.,
  - Change in level of consciousness (stupor/coma)
  - Aphasia/Dysphasia/Dysarthria
  - Hemiparesis
  - New visual field defect
  - Ataxia (wheel chair bound)
  - Cranial nerve palsy
  - Neurocognitive progression (all domains)
- Validated
- Special Protocol Assessment by FDA

Statistics

- Sample size (N=550)
  - 2-sided α: 0.001
  - Power: 0.8
  - Hazard Ratio: 0.65
  - Event rate: 50%
- Follow-up: 6 months after last randomization

Accrual by Country

554 Patients Randomized
Dec 2003- Mar 2005


NL
2%
Austria
1%
Belgium
2%
Australia
3%
Germany
8%
France
21%
Canada
29%
USA
34%

Prognostic Factors
By Treatment Arm


Median Age
Median KPS
Men (%)
Adenocarcinoma (%)
Squamous Cell (%)
Large Cell (%)
Bronchoalveolar
Newly Diagnosed (%)
Multiple Brain Metastases (%)
Extracranial Metastases (%)
RPA Class 1 (%)
RPA Class 2 (%)
Neurologic Symptoms (%)
Brain Met Dx to Randomization - Median (Days)
Brain Met to Randomization - Mean (Days)
59 59
90 90
55 60
58 58
12 13
9 8
1 1
46 48
83 79
49 54
10 10
90 90
82 85
15 15
23 31
0
20
40
60
80
100
MGd
Control

Treatment Compliance



Intended MGd doses Administered
Intended WBRT Fractions Given
92
99
0
10
20
30
40
50
60
70
80
90
100
Percent

Motexafin Gadolinium administration did not interfere with the ability to deliver WBRT

Time to Neurologic Progression
Intent-to-Treat Population (N=554)



Proportion Progression Free
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Median Time to Neurologic Progression
MGd: 15.37 months (95% CI: 10.70, 24.20)
WBRT: 10.03 months (95% CI: 7.43, 13.50)
p=0.12 (stratified log rank)
HR=0.78
MGd
WBRT
D0 M1 M2 M3 M4 M5 M6 M7 M8 M10 M12 M14 M16 M18 M20 M22 M24 M26 M28 M30
Months Since Randomization

Sample size

WBRT	275	253	201	160	135	110	93	71	51	42	28	18	13	7	5	2	1	0	0	0
MGd	279	248	199	163	130	107	88	71	61	39	31	20	13	11	6	6	3	1	0	0

Time from Brain Metastasis Diagnosis to Neurologic Progression
Intent-to-Treat Population (N=554)



Median Time to Neurologic Progression
MGd: 15.53 months (95% CI: 11.03, 26.03)
WBRT: 10.23 months (95% CI: 8.70, 15.43)
Proportion progression free
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
MGd
WBRT
p=0.05 (stratified log rank)
HR=0.75
D0 M1 M2 M3 M4 M5 M6 M7 M8 M10 M12 M14 M16 M18 M20 M22 M24
Months from Brain metastasis Diagnosis

Sample size																
WBRT	275	268	221	177	152	129	110	88	69	47	35	23	19	11	7	3	2
MGd	279	265	225	185	154	134	109	87	71	52	38	27	19	14	11	9	6

Time Interval from Brain Metastasis Diagnosis to Randomization Predicts Treatment Effect

Time Interval from Day of Brain Met Diagnosis up to	N	Median TNP WBRT	Median TNP MGd	Hazard Ratio[1]	P-Value[2]
2 Weeks	274	10.0	24.2	0.61	0.031
4 Weeks	435	8.8	24.2	0.69	0.038
6 Weeks	489	8.8	15.4	0.75	0.087
8 Weeks	507	8.8	15.4	0.75	0.080
10 Weeks	516	9.0	15.4	0.78	0.121
All	554	10.0	15.4	0.78	0.109

[1] <1 Favors MGd

[2] Cox model with KPS and age

Distribution of Patients by Time from Brain Metastasis Diagnosis to Randomization

	N (%)		
	0-2 weeks	2-4 weeks	>4 weeks
Overall	274 (49.5%)	161 (29.1%)	119 (21.5%)
North America	208 (59.8%)	106 (30.5%)	34 (9.8%)
Rest of World	66 (32.0%)	55 (26.7%)	85 (41.3%)
France	26 (22.2%)	25 (21.4%)	66 (56.4%)

Patients Receiving Chemotherapy As Initial Treatment for Brain Metastases

Country/Region/Site	Patients Enrolled	Treated with Chemotherapy	
	N	N	%
North America	348	6	1.7
USA	185	6	3.2
Canada	163	0	0.0
ROW	206	36	17.5
France	117	25	21.4
Site 186	34	13	38.2
Site 211	10	2	20.0

Time to Neurologic Progression
North America (N=348)



Median Time to Neurologic Progression
MGd: 24.20 months (95% CI: 11.60, Unk)
WBRT: 8.80 months (95% CI: 7.33, 20.20)
Proportion Progression Free
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
p=0.004 (stratified log rank)
HR=0.53
MGd
WBRT
D0 M1 M2 M3 M4 M5 M6 M7 M8 M10 M12 M14 M16 M18 M20 M22 M24 M26 M28 M30
Months Since Randomization

Sample size

WBRT	173	157	122	95	80	64	56	41	29	22	15	10	7	4	4	1	0	0	0	0
MGd	175	157	126	104	86	70	56	45	37	20	17	12	8	6	3	3	2	1	0	0

Salvage Therapy for Brain Metastasis Progression

	All Patients N=554	WBRT N= 275		MGd N=279	
		N	%	N	%
Patients Treated with Salvage Brain Radiation	51	33	12	18	6.5
Number of Radiation Courses Administered	65	42		23	
Median Time to Salvage Radiation (Days)	208	188		246	
Patients Treated with Salvage Brain Surgery	10	9	3.3	1	0.4

Most Common Drug-Related Adverse Events (Any Grade)



Skin Discoloration
Urine Discoloration
Nausea
Fatigue
Hypertension
Diarrhea
Headache
Vomiting
Blister
Scleral Discoloration
66
35
27
21
18
18
15
15
11
11
0
20
40
60
80
100
Percent of Patients

Most Common Drug-Related Grade ≥ 3 Adverse Events


Hypertension
Fatigue
ALT Increase
GGT Increase
Asthenia
Muscular Weakness
Diarrhea
LFT abnormality
Nausea
Vomiting
Sensory Neuropathy
4.0
2.9
2.6
2.2
1.8
1.5
1.5
1.5
1.1
1.1
1.1
0
20
40
60
80
100
Percent of Patients

Conclusions

- Motexafin gadolinium prolonged time to neurologic progression (N=554):

Measured From	Time to Neurologic Progression		Hazard Ratio	P-Value
	MGd	WBRT		
Randomization	15.4	10.0	0.78	0.12
Brain Met Diagnosis	15.5	10.2	0.75	0.05

- In North America, motexafin gadolinium prolonged time to neurologic progression (N=348):
  - 8.8 mo to 24.2 mo, p=0.004, HR=0.53
- Motexafin gadolinium was well tolerated, and did not compromise ability to deliver radiation therapy
- Results consistent with previous phase III (9801) trial in NSCLC patients with brain metastases
  - 7.4 mo to > 15 mo, p=0.048, HR=0.61, N=251